UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 AMENDMENT NO. 1
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 24, 2004
                                                        ----------------

                              VIPER NETWORKS, INC.
     -----------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                      Utah
                            (State of Incorporation)

                                     0032939
                              (Commission File No.)

                                   87-0410279
                        (IRS Employer Identification No.)

              10373 Roselle Street, Suite 170, San Diego, CA 92121
                     (Address of Principal Executive Office)

        Registrant's telephone number including area code: (858) 452-8737

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e-4(c)).

Item 4.01         Changes in Registrant's Certifying Accountants

     On August 23, 2004 HJ & Associates,  L.L.C.  ("HJ &  Associates")  resigned
     from  its  position  as  Viper  Network,   Inc.'s   principal   independent
     accountant.

     The audit reports of HJ & Associates on Viper Network, Inc.'s financial statements for the year ended December 31, 2000 did not contain any adverse opinion or disclaimer of opinion or qualification. HJ & Associates did not, during the applicable periods, advise Viper Networks, Inc. of any of the enumerated items described in Item 304(a)(1) of Regulation S-B.


     During the Company's two most recent fiscal years ended December 31, 2003 and the subsequent interim period through August 23, 2004, there were no disagreements between the Company and HJ Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to HJ Associates' satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports. Currently, the last audited financial statements for the Company were for the year ending December 31, 2000.


     On August 23, 2004, Viper Networks, Inc. retained the firm of J.H. Cohn LLP to audit Viper Network, Inc.'s financial statements for the years ended December 31, 2001, December 31, 2002, and December 31, 2003. At no time during the past three fiscal years or any subsequent period did Viper Networks, Inc. consult with J.H. Cohn LLP regarding either the application of accounting principles to a specified transaction or the type of audit opinion which might be rendered on Viper Networks, Inc.'s financial statements or any matter of the sort described above with reference to HJ & Associates.


     Item 7.01 Regulation FD Disclosure

     On August 23, 2004, the Company issued a press release related to the replacement of its principal public accountants. The Company is furnishing the press release as Exhibit 99.

     Item 9.01 Financial Statements and Exhibits

     Exhibit 16 - Letter from HJ Associates to the U.S. Securities and Exchange Commission

                                    EXHIBITS

        Exhibit 16.1    Letter from HJ Associates
        Exhibit 99.1    Press Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       VIPER NETWORKS, INC.


Dated: January 13, 2005                By:/s/ Paul E. Atkiss
                                       -----------------------------------
                                       Paul E. Atkiss
                                       Chief Financial Officer

                                                                      EXHIBIT 16


Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C

Gentlemen:


     We have read Item 4 included in the Form 8-K dated January 13, 2005 of Viper Networks, Inc. (Commission file No. 000-32939) filed with the Securities and Exchange Commission and are in agreement with the statements contained therein. We are not in a position to agree or disagree with the disclosures on J.H. Cohn LLP.


HJ & Associates, LLC
Salt Lake City, Utah
January 13, 2005

                                                                   EXHIBIT 99.1



Viper Networks Retains JH Cohn as new Auditors

     SAN  DIEGO--  (BUSINESS   WIRE)--August  23  2004--Viper   Networks,   Inc.
(OTC:VPER) announced today J.H. Cohn LLP has been appointed as the Company's new auditors, effective immediately.

     Viper Networks, Inc. Chief Executive Officer, Ron Weaver, commented, "As an accounting firm registered with the Public Company Accounting Oversight Board, J.H. Cohn has the breadth and scope necessary to audit the international aspects of Viper Networks business. We are pleased to engage such a prestigious and experienced accounting firm.

     As previously announced, upon completion of the audit for the years ending 2001, 2002 and 2003, the Company will be filing a Form 10-SB Registration Statement to the U.S. Securities and Exchange Commission through the Electronic Data Gathering Analysis and Retrieval (EDGAR) System. The Form 10-SB is the General Form for Registration of Securities of Small Business Issuers Under
Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). Pursuant to the Exchange Act, the Company will become fully-reporting.

     J.H. Cohn LLP of San Diego, California replaces HJ & Associates of Salt Lake City, Utah. The Company did not have any disagreements or reportable events with HJ & Associates.

     Viper Networks, Inc. also announced today that it has promoted Mr. Paul Atkiss from Corporate Controller to Chief Financial Officer.

     Mr. Atkiss joined the Company as Corporate Controller March of 2004 in charge of day-to- day financial reporting. His background and career path are as impressive as his credentials and brings to the Company over 25 years of accounting and finance experience with privately held and publicly traded corporations. Mr. Atkiss spent 12 years with Jaycor, most recently as Controller, where he was responsible for the accounting systems, consolidated reporting, financial and tax audits, banking, and insurance. Mr. Atkiss is well versed in Merger and Acquisition analysis, due diligence, and financial integration. In addition, he prepared the financial reporting and disclosure for a $100,000,000 Initial Public Offering (IPO). Mr. Atkiss holds a B.S. degree from San Diego State University and is a California CPA.

     About Viper Networks Inc. Viper Networks, Inc. has built "Your Internet Phone Company" by refining technology and expanding its state-of-the-art global VoIP (Voice over Internet Protocol) network that allows calls to be placed to any phone in the world at substantial savings using your existing Internet connection, and receive calls through a unique IP-PSTN switching network. Viper Networks is a publicly traded Utah corporation with headquarters in San Diego, California. For more information about Viper Networks Inc, please visit www.vipernetworks.com.

     Except for the historical information contained herein, this press release contains forward-looking statements that involve risks and uncertainties. Actual results may differ materially from the results predicted and reported results should not be considered an indication of future performance. In addition to the factors discussed in the filings with the Securities and Exchange Commission, among the other factors that could cause actual results to differ materially are the following: adverse changes in the business conditions and the general economy; competitive factors, such as rival companies' pricing and marketing efforts; availability of third-party material products at reasonable prices; the financial condition of the customer; risks of obsolescence due to shifts in market demand; and litigation involving product liabilities and consumer issues. Viper Networks Inc. cautions readers not to place undue reliance upon any such forward looking statements, which speak only as of the date made. Viper Networks Inc. expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any such statements to reflect any change in the company's expectations or any change in events, conditions or circumstances on which any such statement is based.

Contact:

Viper Networks, Inc
Jason Sunstein at 800.482.2124
Jason@vipernetworks.com